UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 13, 1997
                                                         ----------------




                                   EG&G, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






         Massachusetts               1-5075                 04-2052042
        ---------------      ------------------------   -------------------
        (State or other      (Commission File Number)   (IRS Employer
        jurisdiction of                                 Identification No.)
        incorporation)



        45 William Street, Wellesley, Massachusetts              02181
        -----------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)





                                 (617) 237-5100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events

The Company announced that Dr. Fred B. Parks has resigned as President and Chief Operating Officer of EG&G, Inc., effective January 10, 1997. Dr. Parks joined EG&G in 1976, and held several positions in technical and executive management. As Executive Vice President and later as President, he had overall responsibility for the products and services provided by EG&G business segments. John M. Kucharski, Chairman of the Board, will assume the duties of the President and Chief Operating Officer until a successor is named.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   EG&G, Inc.



                                   By /s/ John F. Alexander, II
                                      -----------------------------
                                      Senior Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer)




Date: January 13, 1997
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